FORTRESS BIOTECH, INC.
2 Gansevoort Street, 9th Floor
New York, New York 10014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Your Vote Counts! FORTRESS BIOTECH, INC. ATTN: ROBYN HUNTER 2 GANSEVOORT STREET 9TH FLOOR NEW YORK, NEW YORK 10014 FORTRESS BIOTECH, INC. 2021 Annual Meeting Vote by June 16, 2021 11:59 PM ET You invested in FORTRESS BIOTECH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2021. Vote Virtually at the Meeting* June 17, 2021 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/fbio2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D46815-P53533 Get informed before you vote View the Notice of Annual Meeting of Stockholders and Proxy Statement, 2020 Annual Report and Annual Report on Form 10-K, as amended of Fortress Biotech, Inc. online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D46816-P53533 01) Lindsay A. Rosenwald, M.D. 02) Michael S. Weiss 03) Jimmie Harvey, Jr., M.D. 04) Malcolm Hoenlein 05) Dov Klein, CPA 06) J. Jay Lobell 07) Eric K. Rowinsky, M.D. 08) Kevin L. Lorenz, J.D. 1. Election of Directors Nominees: 3. Ratification of the appointment of BDO USA, LLP as Fortress Biotech, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2021. 2. Amendment of the Amended and Restated Certificate of Incorporation, as amended, of Fortress Biotech, Inc., in Article IV, Section A, to increase the number of authorized shares of common stock from 150,000,000 to 170,000,000. NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3. For For For